NUVEEN WINSLOW INTERNATIONAL SMALL CAP FUND

SUPPLEMENT DATED MAY 31, 2019

TO THE SUMMARY PROSPECTUS DATED NOVEMBER 30, 2018

Dean DuMonthier has been named a portfolio manager of Nuveen Winslow International Small Cap Fund. Adam Kuhlmann and Steven Larson will continue to serve as portfolio managers of the Fund, with Mr. Larson departing on July 1, 2019.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-WINSCS-0519P